UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 1, 2006
                                ----------------


                              SNAP-ON INCORPORATED
             (Exact name of registrant as specified in its charter)


           Delaware                      1-7724             39-0622040
           --------                      ------             ----------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|Written communications  pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On February 1, 2006, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Announces 2005 Fourth-quarter and Full-year Results." The text of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.

The press release also contains information concerning the impacts of foreign currency translation on certain items of reported results, and this information may include non-GAAP financial measures. The Corporation presents information in this manner to show changes in these items of reported results apart from those related to the quarterly volatility of foreign currency changes.


Item 9.01         Financial Statements and Exhibits
                  (furnished pursuant to Item 2.02)


(c) Exhibits

99       Press Release of Snap-on Incorporated, dated February 1, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SNAP-ON INCORPORATED



Date:  February 1, 2006      By:         /s/ Martin M. Ellen
                             -----------------------------------------------
                             Martin M. Ellen, Principal Financial Officer,
                             Senior Vice President - Finance and
                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number     Description

99                 Press Release of Snap-on  Incorporated,
                   dated  February 1, 2006,  entitled
                   "Snap-on Announces 2005 Fourth-quarter
                   and Full-year Results."